Exhibit 99.2

Supplemental Operating and Financial Data Fourth Quarter 2012

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3	Tenant Analysis and Leasing Activity
		20 Largest Tenants, Industry Profile	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & FAD	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and FAD	28
		NOI	29
Owned and Managed Portfolio Overview	14-17

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

December 31, 2012	2

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE MKT: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer that previously sponsored the organization of single-purpose entities that own real estate and the private placement of equity in those entities, which we refer to as “Sponsored REITs”.

Our Business

As of December 31, 2012, the Company owned and operated a portfolio of real estate consisting of 37 properties, managed 15 Sponsored REITs and held eight promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Management Team

George J. Carter	Scott H. Carter
President, Chief Executive Officer	Executive Vice President, General
Chairman of the Board	Counsel and Assistant Secretary

Barbara J. Fournier	Jeffrey B. Carter
Executive Vice President, Chief Operating Officer,	Executive Vice President and
Treasurer, Secretary and Director	Chief Investment Officer

Janet Notopoulos	John G. Demeritt
Executive Vice President and Director	Executive Vice President and
Chief Financial Officer

Inquiries

Inquires should be directed to: John Demerritt, CFO

877-686-9496 or InvestorRelations@franklinstreetproperties.com

Snapshot (as of December 31, 2012)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	37
Total Square Feet	7.9 Million
Trading Symbol	FSP
Exchange	NYSE MKT
Common Shares Outstanding	82,937,405
Quarterly Dividend	$0.19
Dividend Yield	6.2%
Total Market Capitalization	$1.6 Billion
Insider Holdings	12.1%

December 31, 2012	3

Summary of Financial Highlights (in thousands, except per share data)

(in thousands except per share amounts, SF & number of properties)	For the Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11
Income Items:
Rental revenue	$41,532	$38,251	$35,571	$36,303	$36,744	$33,398
Total revenue	43,420	41,775	38,655	38,953	37,824	34,442
Adjusted EBITDA*	23,909	23,348	22,752	22,789	21,653	19,132
Equity in earnings in non-consolidated REITs	2,033	176	494	391	978	573
Net income	5,460	(8,998)	5,433	5,738	5,062	3,314
FFO*	20,515	19,913	19,042	19,571	18,459	16,362

Per Share Data:
EPS	$0.07	$(0.11)	$0.07	$0.07	$0.06	$0.04
FFO*	$0.25	$0.24	$0.23	$0.24	$0.22	$0.20
Weighted Average Shares (diluted)	82,937	82,937	82,937	82,937	82,937	82,937
Closing share price	$12.31	$11.07	$10.58	$10.60	$9.95	$11.31
Dividend	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Payout Ratio:	77%	79%	83%	81%	85%	96%

Balance Sheet Items:
Real estate, net	$1,142,628	$1,015,984	$982,685	$987,003	$991,225	$982,143
Other assets, net	384,551	379,950	447,678	451,525	417,436	363,641
Total assets, net	1,527,179	1,395,934	1,430,363	1,438,528	1,408,661	1,345,784
Total liabilities, net	662,430	521,338	529,340	527,181	487,294	413,784
Shareholders' equity	864,749	874,596	901,023	911,347	921,367	932,000

Market Capitalization and Debt:
Total Market Capitalization (a)	$1,637,709	$1,400,117	$1,371,478	$1,373,136	$1,274,227	$1,313,022
Total debt outstanding	616,750	482,000	494,000	494,000	449,000	375,000
Debt to Total Market Capitalization	37.7%	34.4%	36.0%	36.0%	35.2%	28.6%
Debt to Adjusted EBITDA	25.8	20.6	21.7	21.7	20.7	19.6

Owned Portfolio Leasing Statistics:
Owned portfolio assets	37	37	36	36	36	35
Portfolio total SF	7,854,679	7,439,195	7,052,592	7,052,068	7,052,068	6,929,891
Portfolio % leased	94%	90%	90%	89%	89%	88%

(a) Total Market Capitalization is the closing share price multilplied by the number of shares outstanding plus total debt outstanding on that date.

* See pages 9 & 10 for reconciliations of Net Income to FFO and Adjusted EBITDA, respectively, and the Appendix for Defintions of these Non-GAAP Measures beginning on page 27.

December 31, 2012	4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11

Revenue:
Rental	$36,303	$35,570	$38,251	$41,532	$151,656	$30,766	$33,330	$33,398	$36,744	$134,238
Related party revenue:
Management fees and interest income from loans	2,616	3,045	3,485	1,801	10,947	808	1,150	1,037	1,051	4,046
Other	34	39	39	87	199	6	7	7	29	49
Total revenue	38,953	38,654	41,775	43,420	162,802	31,580	34,487	34,442	37,824	138,333

Expenses:
Real estate operating expenses	8,697	8,604	9,639	10,501	37,441	8,341	8,360	8,889	9,486	35,076
Real estate taxes and insurance	5,696	5,493	5,764	5,960	22,913	4,655	5,152	4,950	5,357	20,114
Depreciation and amortization	13,071	13,004	13,572	15,225	54,872	10,613	11,875	12,183	12,951	47,622
Selling, general and administrative	2,077	2,236	3,141	2,462	9,916	1,645	1,602	1,654	2,012	6,913
Interest	3,677	4,037	4,187	4,167	16,068	2,408	3,578	3,419	3,261	12,666
Total expenses	33,218	33,374	36,303	38,315	141,210	27,662	30,567	31,095	33,067	122,391

Income before interest income, equity in earnings of non-consolidated REITs and taxes	5,735	5,280	5,472	5,105	21,592	3,918	3,920	3,347	4,757	15,942
Interest income	8	4	5	34	51	11	5	3	3	22
Equity in earnings of non-consolidated REITs	391	494	176	972	2,033	968	1,166	573	978	3,685

Income before taxes on income	6,134	5,778	5,653	6,111	23,676	4,897	5,091	3,923	5,738	19,649
Income tax expense	79	77	80	99	335	50	68	67	82	267

Income from continuing operations	6,055	5,701	5,573	6,012	23,341	4,847	5,023	3,856	5,656	19,382
Income from discontinued operations	(317)	(268)	(271)	(26)	(882)	327	3,012	(542)	(594)	2,203
Gain (loss) on sale, less applicable income tax	—	—	(14,300)	(526)	(14,826)	19,593	2,346	—	—	21,939

Net income	$5,738	$5,433	$(8,998)	$5,460	$7,633	$24,767	$10,381	$3,314	$5,062	$43,524

Weighted average number of shares outstanding, basic and diluted	82,937	82,937	82,937	82,937	82,937	81,437	81,437	81,600	82,937	81,857

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.07	$0.07	$0.07	$0.07	$0.28	$0.06	$0.06	$0.05	$0.07	$0.24
Discontinued operations	—	—	—	—	(0.01)	—	0.04	(0.01)	(0.01)	0.02
Gain (loss) on less applicable income tax	—	—	(0.18)	—	(0.18)	0.24	0.03	—	—	0.27
Net income per share, basic and diluted	$0.07	$0.07	$(0.11)	$0.07	$0.09	$0.30	$0.13	$0.04	$0.06	$0.53

December 31, 2012	5

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	December 31,	December 31,
	2012	2012	2012	2012	2011
Assets:
Real estate assets:
Land	$132,393	$132,393	$135,845	$144,336	$132,393
Buildings and improvements	1,009,706	1,013,122	1,051,111	1,178,144	1,006,267
Fixtures and equipment	860	871	904	904	831
	1,142,959	1,146,386	1,187,860	1,323,384	1,139,491
Less accumulated depreciation	155,956	163,701	171,876	180,756	148,266
Real estate assets, net	987,003	982,685	1,015,984	1,142,628	991,225

Acquired real estate leases, net	87,073	82,769	92,717	111,982	91,613
Investment in non-consolidated REITs	87,061	86,658	85,927	81,960	87,598
Assets held for syndication, net	—	—	—	—	—
Assets held for sale	15,215	15,032	685	—	15,355
Cash and cash equivalents	29,283	22,620	23,962	21,267	23,813
Restricted cash	511	533	546	575	493
Tenant rent receivables, net	1,090	1,403	1,182	1,749	1,460
Straight-line rent receivable, net	31,861	33,048	34,190	35,441	28,502
Prepaid expenses	1,164	2,605	2,336	1,106	1,223
Related party mortgage loan receivable	172,286	177,536	108,236	93,896	140,516
Other assets	4,006	3,640	8,467	13,199	4,538
Deferred leasing commissions, net	21,975	21,834	21,702	23,376	22,325
Total assets	$1,438,528	$1,430,363	$1,395,934	$1,527,179	$1,408,661

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$494,000	$494,000	$82,000	$216,750	$449,000
Term loan payable	—	—	400,000	400,000	—
Accounts payable and accrued expenses	23,311	25,408	26,462	31,122	26,446
Accrued compensation	446	944	2,194	2,540	2,222
Tenant security deposits	2,181	2,113	2,281	2,489	2,008
Other liabilities: derivative liability	—	—	1,671	1,219	—
Acquired unfavorable real estate leases, net	7,243	6,875	6,730	8,310	7,618
Total liabilities	527,181	529,340	521,338	662,430	487,294

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—
Common stock	8	8	8	8	8
Additional paid-in capital	1,042,876	1,042,876	1,042,876	1,042,876	1,042,876
Accumulated other comprehensive loss	—	—	(1,671)	(1,219)	—
Accumulated distributions in excess of accumulated earnings	(131,537)	(141,861)	(166,617)	(176,916)	(121,517)
Total stockholders’ equity	911,347	901,023	874,596	864,749	921,367
Total liabilities and stockholders’ equity	$1,438,528	$1,430,363	$1,395,934	$1,527,179	$1,408,661

December 31, 2012	6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Twelve Months ended December 31
	2012	2011	2010

Cash flows from operating activities:
Net income	$7,633	$43,524	$22,093
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	57,500	50,261	39,627
Amortization of above market lease	71	(47)	1,362
Gain (loss) on sale, less applicable income tax	14,826	(21,939)	—
Equity in earnings (losses) from non-consolidated REITs	(2,033)	(3,086)	(1,183)
Distributions from non-consolidated REITs	705	3,474	1,633
Increase in bad debt reserve	65	(365)	980
Changes in operating assets and liabilities:
Restricted cash	(82)	(73)	(86)
Tenant rent receivables	(354)	827	(1,120)
Straight-line rents	(4,464)	(9,878)	(4,249)
Lease acquisition costs	(2,520)	—	—
Prepaid expenses and other assets	(328)	1,611	865
Accounts payable and accrued expenses	3,717	4,213	(351)
Accrued compensation	318	419	387
Tenant security deposits	481	78	122
Payment of deferred leasing commissions	(5,179)	(8,058)	(10,515)

Net cash provided by operating activities	70,356	60,961	49,565

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(221,170)	(236,250)	(54,344)
Investment in non-consolidated REITs	(1)	(10)	(11)
Distributions in excess of earnings from non-consolidated REITs	2,105	1,582	3,537
Investment in related party mortgage loan receivable	(74,580)	(82,832)	(21,149)
Repayment of related party mortgage loan receivable	121,200	—	—
Changes in deposits on real estate assets	—	200	(200)
Investment in assets held for syndication, net	—	2,230	1,319
Proceeds received on sales of real estate assets	157	96,790	—

Net cash used in investing activities	(172,289)	(218,290)	(70,848)

Cash flows from financing activities:
Distributions to stockholders	(63,032)	(62,177)	(60,586)
Proceeds (costs) from equity offering, net	—	17,295	21,868
Borrowings under bank note payable	294,750	449,000	—
Borrowings (repayments) under Revolver	(527,000)	(209,968)	100,960
Borrowing (repayment) of term loan payable, net	400,000	(74,850)	(150)
Deferred Financing Costs	(5,331)	(5,388)	—
Swap termination payment	—	(983)	—

Net cash provided by (used in) financing activities	99,387	112,929	62,092

Net decreases in cash and cash equivalents	(2,546)	(44,400)	40,809

Cash and cash equivalents, beginning of period	23,813	68,213	27,404

Cash and cash equivalents, end of period	$21,267	$23,813	$68,213

December 31, 2012	7

Property Net Operating Income (NOI)* with Same Store comparison (in thousands)

	Net Operating Income (NOI)*
(in thousands)	Rentable					Year					Year
	Square Feet	Three Months Ended:				Ended	Three Months Ended:				Ended	Inc	%
Region	or RSF	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11	(Dec)	Change
East	1,181	$ 3,479	$ 3,094	$ 3,165	$ 3,095	$ 12,833	$ 3,019	$ 2,735	$ 2,801	$ 3,530	$ 12,085	$ 748	6.2%
MidWest	1,487	4,166	4,031	4,078	4,043	16,318	4,597	4,217	4,428	4,195	17,437	(1,119)	-6.4%
South	2,089	6,901	6,725	7,152	6,788	27,566	5,886	6,756	6,439	6,586	25,667	1,899	7.4%
West	1,088	2,278	2,443	2,428	2,788	9,937	1,718	2,293	2,095	2,548	8,654	1,283	14.8%
Same Store	5,845	16,824	16,293	16,823	16,714	66,654	15,220	16,001	15,763	16,859	63,843	2,811	4.4%

Acquisitions	2,010	4,901	4,868	5,755	7,975	23,499	807	3,513	3,488	4,738	12,546	10,953	13.6%
Property NOI from the continuing portfolio	7,855	21,725	21,161	22,578	24,689	90,153	16,027	19,514	19,251	21,597	76,389	13,764	18.0%
Dispositions		(132)	(47)	(101)	(26)	(306)	336	(72)	(236)	(175)	(147)	(159)	-0.2%
Property NOI		$ 21,593	$ 21,114	$ 22,477	$ 24,663	$ 89,847	$ 16,363	$ 19,442	$ 19,015	$ 21,422	$ 76,242	$ 13,605	17.8%

Same Store		$ 16,824	$ 16,293	$ 16,823	$ 16,714	$ 66,654	$ 15,220	$ 16,001	$ 15,763	$ 16,859	$ 63,843	$ 2,811	4.4%

Nonrecurring Items in
Property NOI (a)		599	21	307	-	927	1	-	169	1,096	1,266	(339)	-0.6%

Comparative
Same Store		$ 16,225	$ 16,272	$ 16,516	$ 16,714	$ 65,727	$ 15,219	$ 16,001	$ 15,594	$ 15,763	$ 62,577	$ 3,150	5.0%

(a)	Nonrecurring Items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.
*	See page 11 for a reconciliation of Net Income to Property NOI and the Appendix for Definitions of Non-GAAP Measures beginning on page 27. Property NOI Excludes NOI from investments in and interest income from secured loans to non-consolidated REITs.

December 31, 2012	8

FFO & FAD Reconciliation (in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended:				Year Ended	For the Three Months Ended:				Year Ended
	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-12

Net income	$5,738	$5,433	$(8,998)	$5,460	$7,633	$24,767	$10,381	$3,314	$5,062	$43,524

Gain (loss) on sale, less applicable income tax	—	—	14,300	526	14,826	(19,593)	(2,346)	—	—	(21,939)
GAAP income from non-consolidated REITs	(391)	(494)	(176)	(972)	(2,033)	(1,773)	(1,166)	(573)	(978)	(4,490)
Distributions from non-consolidated REITs	929	898	907	76	2,810	1,767	1,215	1,104	970	5,056
Depreciation & amortization	13,295	13,205	13,779	15,239	55,518	10,812	12,047	12,332	13,248	48,439
NAREIT FFO*	19,571	19,042	19,812	20,329	78,754	15,980	20,131	16,177	18,302	70,590
Acquisition costs	—	—	101	186	287	269	9	185	157	620
Funds From Operations (FFO)*	$19,571	$19,042	$19,913	$20,515	$79,041	$16,249	$20,140	$16,362	$18,459	$71,210

Funds Available for Distribution:
Funds From Operations (FFO)*	19,571	19,042	19,913	20,515	79,041	16,249	20,140	16,362	18,459	71,210
Straight-line rent	(1,517)	(1,054)	(927)	(965)	(4,463)	(2,303)	(2,873)	(2,228)	(2,474)	(9,878)
Capital expenditures	(746)	(1,003)	(711)	(1,252)	(3,712)	(449)	(876)	(754)	(747)	(2,826)
Funds Available for Distribution (FAD)*	$17,308	$16,985	$18,275	$18,298	$70,866	$13,497	$16,391	$13,380	$15,238	$58,506

Per Share Data:
EPS	$0.07	$0.07	$(0.11)	$0.07	$0.09	$0.30	$0.13	$0.04	$0.06	$0.53
FFO*	0.24	0.23	0.24	0.25	0.95	0.20	0.25	0.20	0.23	0.87
FAD*	0.21	0.20	0.22	0.22	0.85	0.17	0.20	0.16	0.19	0.71

Weighted Average Shares (basic and diluted)	82,937	82,937	82,937	82,937	82,937	81,437	81,437	81,600	81,600	81,857

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

December 31, 2012	9

EBITDA Reconciliation (in thousands, except ratio amounts)

					Year Ended					Year Ended
	For the three months ended:				31-Dec-12	For the three months ended:				31-Dec-11
	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12		31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11

Net income	$5,738	$5,433	$(8,998)	$5,460	$7,633	$24,767	$10,381	$3,314	$5,062	$43,524
Interest expense	3,677	4,037	4,187	4,167	16,068	2,408	3,578	3,419	3,261	12,666
Depreciation and amortization	13,295	13,205	13,779	15,239	55,518	10,812	12,047	12,332	13,248	48,439
Income taxes	79	77	80	99	335	50	68	67	82	267
EBITDA	22,789	22,752	9,048	24,965	79,554	38,037	26,074	19,132	21,653	104,896
Excluding (gain) loss on sale, less applicable income tax	—	—	14,300	526	14,826	(19,593)	—	—	—	(19,593)
Adjusted EBITDA	$22,789	$22,752	$23,348	$25,491	$94,380	$18,444	$26,074	$19,132	$21,653	$85,303

Interest expense	$3,677	$4,037	$4,187	$4,167	$16,068	$2,408	$3,578	$3,419	$3,261	$12,666
Scheduled principal payments (1)	—	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$3,677	$4,037	$4,187	$4,167	$16,068	$2,408	$3,578	$3,419	$3,261	$12,666

Interest coverage ratio	6.20	5.64	5.58	6.12	5.87	7.66	7.29	5.60	6.64	6.73

Debt service coverage ratio	6.20	5.64	5.58	6.12	5.87	7.66	7.29	5.60	6.64	6.73

(1) Scheduled principal payments exclude repayment of our Term Loan on February 22, 2011 in its entirety.

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

December 31, 2012	10

Reconciliation of Net Income to Property NOI* (in thousands)

Reconciliation to Net income
					Year					Year
	Three Months Ended:				Ended	Three Months Ended:				Ended
	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11
Net Income	$5,738	$5,433	$(8,998)	$5,460	$7,633	$24,767	$10,381	$3,314	$5,062	$43,524
Add (deduct):
Discontinued operations	317	268	270	26	881	(326)	(3,012)	543	43	(2,752)
Loss (gain) on sale	—	—	14,300	526	14,826	(19,593)	(2,346)	—	—	(21,939)
Management fee income (before eliminations)	(488)	(479)	(562)	(591)	(2,120)	(364)	(428)	(439)	(563)	(1,794)
Depreciation and amortization	13,071	13,004	13,573	15,224	54,872	10,611	11,876	12,183	13,195	47,865
Amortization of above/below market leases	40	(20)	36	15	71	(39)	(23)	(57)	72	(47)
Selling, general and administrative	2,077	2,236	3,141	2,462	9,916	1,644	1,602	1,656	2,011	6,913
Interest expense	3,677	4,037	4,187	4,167	16,068	2,408	3,578	3,419	3,260	12,665
Interest income	(2,340)	(2,774)	(3,201)	(1,533)	(9,848)	(600)	(910)	(790)	(810)	(3,110)
Equity in earnings of nonconsolidated REITs	(391)	(494)	(176)	(972)	(2,033)	(968)	(1,166)	(573)	(978)	(3,685)
Non-property specific items, net	24	(50)	8	(95)	(113)	(1,513)	(38)	(5)	305	(1,251)

Property NOI from the continuing portfolio	$21,725	$21,161	$22,578	$24,689	$90,153	$16,027	$19,514	$19,251	$21,597	$76,389

Dispositions and asset held for sale	(132)	(47)	(101)	(26)	(306)	336	(72)	(236)	(175)	(147)
Property NOI	$21,593	$21,114	$22,477	$24,663	$89,847	$16,363	$19,442	$19,015	$21,422	$76,242

* See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

December 31, 2012	11

Debt Summary as of December 31, 2012

					(a)
(dollars in thousands)		Maximum	Amount	Interest	Interest
	Maturity	Amount	Drawn at	Rate	Rate at	Draw
2012 Credit Facility	Date	of Loan	31-Dec-12	Components	31-Dec-12	Fee (2)

2012 Revolver	27-Sep-16	$ 500,000	$ 216,750	L+1.45%	1.66%	0.3%
2012 Term Loan	27-Sep-17	400,000	400,000	0.75% + 1.45%	2.20%	0.3%

		$ 900,000	$ 616,750		2.01%

(a) Interest rate excludes amortization of deferred financing costs and facility fees, see notes below

On September 27, 2012, we entered into a new bank facility we call the 2012 Credit Facility for a total of $900 million, which is comprised of a line of credit that we can borrow up to $500 million on, which we call the 2012 Revolver and a term loan for $400 million that we call the 2012 Term Loan.

•	The total amount available under the 2012 Credit Facility is $900 million and is subject to a facility fee on the entire amount based on a leverage calculation in the related loan agreement. The facility fee can range between 20 bps and 40 bps depending on our leverage at quarter end. As of December 31, 2012 the facility fee was 30 bps based on our leverage ratio, or approximately $2.7 million per year.
•	The interest rate on the 2012 Revolver as of December 31, 2012 was 145 bps over the 30-Day LIBOR based on our leverage calculation. The interest rate spread can range between 135 bps and 190 bps over 30-Day LIBOR depending on our leverage at quarter end. As of December 31, 2012 the rate for the borrowing outstanding was 1.66%.
•	The LIBOR interest rate on the 2012 Term Loan was fixed with a 5-year interest swap at 75 bps and is priced at 145 bps over that rate based on our leverage ratio. The interest rate spread can range between 135 bps and 190 bps over 30-Day LIBOR depending on our leverage at quarter end. As of December 31, 2012 the rate for the 2012 Term Loan was 2.20%.
•	We incurred financing costs to close the 2012 Credit Facility and the 2011 Revolver that preceded it. These costs are deferred and amortized into interest expense during the term of the loans. The annual run rate for amortization to interest expense from deferred financing costs is approximately $1.7 million.
•	The 2012 Revolver can be extended for 1 year at the Company’s option upon payment of fees and includes an accordion feature that allows for up to $250 million of additional borrowing capacity subject to receipt of lender commitments and satisfaction of certain customary conditions.

December 31, 2012	12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11
Market Data:
Shares Outstanding	82,937	82,937	82,937	82,937	81,437	81,437	82,937	82,937
Closing market price per share	$10.60	$10.58	$11.07	$12.31	$14.07	$12.91	$11.31	$9.95
Market capitalization	$879,136	$877,478	$918,117	$1,020,959	$1,145,824	$1,051,357	$938,022	$825,227
Total Debt	494,000	494,000	482,000	616,750	404,000	345,000	375,000	449,000
Total Market Capitalization	$1,373,136	$1,371,478	$1,400,117	$1,637,709	$1,549,824	$1,396,357	$1,313,022	$1,274,227

Dividend Data:
Total dividends paid	$15,758	$15,758	$15,758	$15,758	$15,473	$15,473	$15,473	$15,758
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	80.5%	82.6%	79.2%	76.0%	95.0%	76.0%	95.0%	86.4%

Liquidity:
Cash and cash equivalents	$29,283	$22,620	$23,962	$21,267	$49,488	$28,881	$44,047	$23,813
Revolving credit facilities:
Gross potential available under current credit facilities	600,000	600,000	900,000	900,000	500,000	600,000	600,000	600,000
Less:
Outstanding balance	(494,000)	(494,000)	(482,000)	(616,750)	(404,000)	(345,000)	(375,000)	(449,000)
Total Liquidity	$135,283	$128,620	$441,962	$304,517	$145,488	$283,881	$269,047	$174,813

*See page 9 for a reconciliation of Net Income to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

December 31, 2012	13

Portfolio Overview

	For the Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11
Owned portfolio of commercial real estate:
Number of properties (a)	37	37	36	36	36
Square feet	7,854,679	7,439,195	7,052,592	7,052,068	7,052,068
Leased percentage	94%	90%	90%	89%	89%

Investments in non-consolidated
commercial real estate:
Number of properties (a)	2	3	3	3	3
Square feet	1,392,316	2,016,260	2,003,968	2,004,953	2,001,542
Leased percentage	65%	68%	89%	90%	87%

Single Asset REITs (SARs) managed:
Number of properties	13	13	13	13	13
Square feet	3,323,566	3,322,589	3,322,589	3,322,570	3,322,639
Leased percentage	87%	85%	85%	84%	80%

Total owned (a) , investments
and managed properties:
Number of properties	52	53	52	52	52
Square feet	12,570,561	12,778,044	12,379,149	12,379,591	12,376,249
Leased percentage	89%	85%	89%	88%	86%

(a) Includes assets held for sale or sold in prior periods

December 31, 2012	14

Owned Portfolio Overview

			Square	Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Feet	Leased	Occupied	Rent

East Region

Baltimore
East Baltimore	Baltimore	MD	325,445	77.3%	56.6%	$ 26.12

Washington, D.C.
Meadow Point	Chantilly	VA	138,537	100.0%	100.0%	$ 26.56
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$ 37.74
Loudoun Tech Center	Dulles	VA	135,888	100.0%	100.0%	$ 15.89

Richmond
Innsbrook	Glen Allen	VA	298,456	98.3%	95.4%	$ 17.41

Charlotte
Park Seneca	Charlotte	NC	109,406	79.3%	77.8%	$ 15.75
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$ 13.27

Raleigh-Durham
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$ 34.72

East Region Total			1,440,944	92.9%	87.6%	$ 24.56

Midwest Region

Chicago
Northwest Point	Elk Grove Village	IL	176,848	100.0%	100.0%	$ 19.42
909 Davis	Evanston	IL	195,245	97.9%	95.1%	$ 34.62

Indianapolis
River Crossing	Indianapolis	IN	205,059	92.2%	92.1%	$ 21.79

St. Louis
Timberlake	Chesterfield	MO	232,766	97.0%	97.0%	$ 21.25
Timberlake East	Chesterfield	MO	116,197	97.0%	90.7%	$ 23.33
Lakeside Crossing	Maryland Heights	MO	127,778	100.0%	100.0%	$ 24.17

Minneapolis
Eden Bluff	Eden Prairie	MN	153,028	100.0%	100.0%	$ 27.33
121 South 8th Street	Minneapolis	MN	475,303	90.6%	91.4%	$ 15.22

Midwest Region Total			1,682,224	95.5%	95.0%	$ 21.98

(a) Weighted Occupied Percentage for the year ended December 31, 2012

(b) Weighted Average GAAP Rent per Occupied Square Foot

December 31, 2012	15

Owned Portfolio Overview

			Square	Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Feet	Leased	Occupied	Rent

South Region

Dallas-Fort Worth
Willow Bend Office Center	Plano	TX	117,050	77.8%	75.1%	$ 20.80
Legacy Tennyson Center	Plano	TX	202,600	100.0%	100.0%	$ 17.09
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$ 32.83
Addison Circle	Addison	TX	293,787	98.4%	95.8%	$ 24.74
Collins Crossing	Richardson	TX	298,766	90.0%	87.2%	$ 23.05
East Renner Road	Richardson	TX	122,300	100.0%	100.0%	$ 9.99
Liberty Plaza	Addison	TX	218,934	81.7%	79.2%	$ 19.01

Houston
Park Ten	Houston	TX	155,715	96.1%	88.6%	$ 27.00
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$ 28.92
Park Ten Phase II	Houston	TX	156,746	100.0%	100.0%	$ 29.06
Westchase I & II	Houston	TX	629,025	96.3%	94.7%	$ 30.04

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$ 24.34

Atlanta
One Overton Place	Atlanta	GA	387,267	94.6%	92.1%	$ 21.97
One Ravinia	Atlanta	GA	386,603	91.0%	83.6%	$ 22.13

South Region Total			3,643,921	94.9%	92.6%	$ 24.70

West Region

Seattle
Federal Way	Federal Way	WA	117,010	47.0%	46.3%	$ 18.63

San Francisco-San Jose-Oakland
Hillview Center	Milpitas	CA	36,288	100.0%	100.0%	$ 14.52
Montague Business Center	San Jose	CA	145,951	100.0%	95.2%	$ 15.43

Denver
380 Interlocken	Broomfield	CO	240,184	89.5%	87.3%	$ 26.57
Greenwood Plaza	Englewood	CO	196,236	100.0%	47.9%	$ 19.96
390 Interlocken	Broomfield	CO	241,516	97.2%	96.0%	$ 25.67

Colorado Springs
Centennial Technology Center	Colorado Springs	CO	110,405	85.4%	82.3%	$ 15.95

West Region Total			1,087,590	89.9%	78.7%	$ 21.65

Total Owned			7,854,679	93.98%	90.26%	$ 23.69

(a) Weighted Occupied Percentage for the year ended December 31, 2012

(b) Weighted Average GAAP Rent per Occupied Square Foot

December 31, 2012	16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet		City	State	Square Feet

Columbia				Chicago
1441 Main Street	Columbia	SC	264,857	East Wacker (a)	Chicago	IL	857,245

Atlanta				Indianapolis
Satellite Place	Duluth	GA	134,785	Monument Circle	Indianapolis	IN	213,609

				St. Louis
Dallas-Fort Worth				Lakeside Crossing II	Maryland Heights	MO	116,000
5601 Executive Drive	Irving	TX	152,121
Galleria North	Dallas	TX	379,518	Minneapolis
				505 Waterford	Plymouth	MN	256,367
Houston				50 South Tenth Street	Minneapolis	MN	498,768
Energy Tower I	Houston	TX	325,797
				Kansas City
Denver				Grand Boulevard (b)	Kansas City	MO	535,071
Highland Place	Centennial	CO	139,142
385 Interlocken	Broomfield	CO	296,868	Cincinnati
				Centre Pointe V	West Chester	OH	135,936
Subtotal			1,693,088	Union Centre	West Chester	OH	409,798

				Subtotal			3,022,794

				Total Managed			4,715,882

				Total Owned & Managed			12,570,561

(a)	FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.
(b)	FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

December 31, 2012	17

Tenant Analysis – 20 Largest Tenants by Industry Profile (Top Twenty Largest Tenants by industry as a percentage of the Twenty Tenants as of December 31, 2012)

December 31, 2012	18

20 Largest Tenants with Annualized Rent and Remaining Term at December 31, 2012

			Remaining	Aggregate	% of Aggregate	Annualized	% of Aggregate
	Tenant	Number of	Lease Term	Leased	Leased	Rent	Leased
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank	2	36	268,252	3.4%	$ 2,971,145	1.8%
2	Quintiles Transnational Corp.	1	75	259,531	3.3%	8,279,077	5.1%
3	CITGO Petroleum Corporation	1	110	248,399	3.2%	7,202,681	4.4%
4	Burger King Corporation	1	69	212,619	2.7%	4,465,755	2.8%
5	Denbury Onshore, LLC	2	43	202,600	2.6%	3,510,042	2.2%
6	RGA Reinsurance Company	2	24	197,354	2.5%	4,128,166	2.5%
7	SunTrust Bank	2	46, 105	182,888	2.3%	3,661,136	2.3%
8	Citicorp Credit Services, Inc	1	48	176,848	2.3%	3,511,335	2.2%
9	C.H. Robinson Worldwide, Inc	1	102	153,028	1.9%	4,064,622	2.5%
10	T-Mobile South, LLC dba T-Mobile	1	74	151,792	1.9%	3,610,093	2.2%
11	Houghton Mifflin Harcourt Publishing Company	1	51	150,050	1.9%	5,696,915	3.5%
12	Petrobras America, Inc.	1	83	144,813	1.8%	4,855,533	3.0%
13	Murphy Exploration & Production Company	1	52	144,677	1.8%	4,242,011	2.6%
14	Giesecke & Devrient America, Inc.	1	26	135,888	1.7%	1,842,083	1.1%
15	Monsanto Company	1	25	127,778	1.6%	3,308,333	2.0%
16	Federal National Mortgage Association	1	45	123,144	1.6%	2,741,014	1.7%
17	AT&T Services, Inc.	1	66	122,300	1.6%	977,989	0.6%
18	Vail Holdings, Inc.	1	75, 123	122,232	1.6%	3,415,267	2.1%
19	Kaiser Foundation Health Plan, Inc. (1)	1	135	120,979	1.5%	-	0.0%
20	Northrop Grumman Systems Corporation	1	64	111,469	1.5%	4,260,211	2.6%

			Total	3,356,641	42.7%	$ 76,743,408	47.2%

(1) Lease will become rent-producing in 2013

December 31, 2012	19

Leasing Activity

	Six	Three	Nine	Three
	Months	Months	Months	Months	Year
	Ended	Ended	Ended	Ended	Ended
Leaasing Activity	30-Jun-12	30-Sep-12	30-Sep-12	31-Dec-12	31-Dec-12
(in Square Feet - SF)
New leasing	88,402	37,505	125,907	189,833	315,740
Renewals	294,779	100,888	395,667	305,171	700,838
	383,181	138,393	521,574	495,004	1,016,578

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$ 22.72		$ 22.06		$ 22.41
Weighted average lease term	4.5 Years		4.3 Years		5.1 Years

Increase over ave GAAP rents in 2011	1.4%		1.4%		1.5%

Average free rent	2 Months		2 Months		3 Months
Tenant Improvements	$ 7.80		$ 8.30		$ 12.26
Leasing Costs	$ 3.16		$ 3.69		$ 5.40

December 31, 2012	20

Lease Expirations by Square Feet

Year	Total Square Feet	% of Square Feet Commercial

2013	278,946	3.6%
2014	417,721	5.3%
2015	1,074,381	13.7%
2016	1,099,491	14.0%
2017	876,268	11.2%
2018	819,331	10.4%
2019	1,111,529	14.2%
2020	199,371	2.5%
2021	696,035	8.9%
2022	490,225	6.2%
2023	157,341	2.0%
2024	161,264	2.0%
Vacant	472,776	6.0%

Total	7,854,679	100.0%

December 31, 2012	21

Lease Expirations with Annualized Rent per Square Foot

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total Final
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring
December 31,	Year	Leases	Leases (a)	Leases	Leases
2013	94 (b)	278,946	$ 6,528,388	$ 23.40	4.0%
2014	52	417,721	7,948,187	19.03	4.9%
2015	72	1,074,381	24,325,379	22.64	15.0%
2016	50	1,099,491	21,718,625	19.75	13.3%
2017	50	876,268	22,623,181	25.82	13.9%
2018	31	819,331	16,819,456	20.53	10.3%
2019	23	1,111,529	28,968,850	26.06	17.8%
2020	11	199,371	4,307,167	21.60	2.7%
2021	13	696,035	16,018,841	23.01	9.9%
2022 and thereafter	37	808,830	13,255,463	16.39	8.2%
	433	7,381,903	$ 162,513,536	$ 22.02	100.0%
Vacancies as of 12/31/12		472,776
Total Portfolio Square Footage		7,854,679

(a) Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at December 31, 2012 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) 41 leases are Month to Month

December 31, 2012	22

Capital Expenditures (in thousands)

					Year
	For the Three Months Ended				Ended
	31-Mar-12	30-Jun-12	30-Sep-12	31-Dec-12	31-Dec-12
Tenant improvements	$3,014	$2,705	$2,854	$4,464	$13,037
Deferred leasing costs	2,196	1,343	1,104	2,784	7,427
Building improvements	746	1,003	711	1,252	3,712
Total	$5,956	$5,051	$4,669	$8,500	$24,176

					Year
	For the Three Months Ended				Ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Dec-11	31-Dec-11
Tenant improvements	$2,506	$3,215	$5,092	$8,219	$19,032
Deferred leasing costs	2,819	2,567	1,324	1,348	8,058
Building improvements	449	876	754	747	2,826
Total	$5,774	$6,658	$7,170	$10,314	$29,916

December 31, 2012	23

Transaction Activity

Recent Acquisitions:
	City	State	Square Feet	Date Acquired	Purchase Price
					(in thousands)
2012
One Ravinia	Atlanta	GA	386,603	7/31/12	$ 52,750
Westchase I & II	Houston	TX	629,025	11/1/12	154,750

2011
Emperor Boulevard	Durham	NC	259,531	3/4/11	75,800
Legacy Tennyson Center	Plano	TX	202,600	3/10/11	37,000
One Legacy Circle	Plano	TX	214,110	3/24/11	52,983
909 Davis	Evanston	IL	195,245	9/30/11	37,062
East Renner Road	Richardson	TX	122,300	10/6/11	11,282

Recent Dispositions:
					Net Sales	Gain (Loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
					(in thousands)
2012
Southfield	Southfield	MI	252,613	12/21/12	$ 293	$ (14,826)

2011
Fairview	Falls Church	VA	252,613	1/21/11	89,382	19,592
Bollman (a)	Savage	MD	98,745	6/24/11	7,408	2,346

(a) Industrial property. All other acquisitions and dispositions are office properties

December 31, 2012	24

Loan Portfolio of Secured Real Estate

(dollars in thousands)			Maximum	Amount			Interest
		Maturity	Amount	Drawn at	Interest	Draw	Rate at
Sponsored REIT	Location	Date	of Loan	31-Dec-12	Rate (1)	Fee (2)	31-Dec-12

Secured revolving lines of credit
FSP Highland Place I Corp. (3)	Centennial, CO	31-Dec-13	$ 5,500	$ 1,125	L+4.4%	0.5%	4.62%
FSP Satellite Place Corp. (4)	Duluth, GA	31-Mar-13	5,500	5,500	L+4.4%	0.5%	4.62%
FSP 1441 Main Street Corp.(4) (a)	Columbia, SC	31-Mar-13	10,800	8,500	L+4.4%	0.5%	4.62%
FSP 505 Waterford Corp. (4)	Plymouth, MN	30-Nov-13	7,000	2,350	L+4.4%	0.5%	4.62%
FSP Galleria North Corp. (d)	Dallas, TX	30-Jan-15	15,000	5,880	L+5.0%	0.5%	5.22%

Secured construction loan
FSP 385 Interlocken
Development Corp. (4) (b) (c)	Broomfield, CO	30-Apr-13	42,000	37,541	L+4.4%	n/a	4.62%

Mortgage loan secured by property
FSP Energy Tower I Corp. (5) (e)	Houston, TX	5-Jul-14	33,000	33,000	6.41%	n/a	6.41%

			$ 118,800	$ 93,896

(1) The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.

(2) The draw fee is a percentage of each new advance, and is paid at the time of each new draw.

(3) Effective January 1, 2011 and February 1, 2011, the interest rate was 30-day LIBOR plus 3% and effective March 1, 2011 became LIBOR plus 4.4% until maturity. Effective January 31, 2011, any future draws will require a draw fee in an amount equal to 0.5%.

(4) Effective January 1, 2011 through March 30, 2011, the interest rate was 30-day LIBOR plus 3%.

(a) The borrower is FSP 1441 Main Street LLC, a wholly-owned subsidiary.

(b) The borrower is FSP 385 Interlocken LLC, a wholly-owned subsidiary.

(c) The borrower paid a commitment fee of $210,000 at loan origination in March 2009.

(d) The borrower is FSP Galleria North Limited Partnership, a wholly-owned subsidiary.

(e) The borrower is FSP Energy Tower I Limited Partnership, a wholly-owned subsidiary.

(5) The loan has a secured fixed mortgage amount of $33,000,000. A loan fee of $300,630 was paid at the time of closing and funding of the loan on July 5, 2012. The borrower is required to pay the Company an exit fee in the amount of 0.982% of the principal repayment amount.

December 31, 2012	25

Net Asset Value Components

(in thousands except per share data)
As of
31-Dec-12
Total Market Capitalization Values
Shares outstanding	82,937.4
Closing price, December 31st	$ 12.31
Market capitalization	$ 1,020,959
Debt	616,750
Total Market Capitalization	1,637,709

3 Months
Ended
NOI Components	31-Dec-12

Same Store NOI (1)	$ 16,714
Acquisitions (1) (2)	7,975
Property NOI (1)	24,689
Full quarter adjustment (3)	986
Stabilized portfolio	$ 25,675

Financial Statement Reconciliation:
Rental Revenue	$ 41,532
Rental operating expenses	(10,501)
Real estate taxes and insurance	(5,960)
Taxes (4)	(96)
Management fees & other (5)	(286)
Property NOI (1)	$ 24,689

Assets:
Loan outstanding on secured RE	$ 93,896
Investments in SARs (book basis)	82,070
Straight-line rent receivable	35,441
Cash and cash equivalents	21,267
Restricted cash	575
Tenant rent receivables	1,863
Prepaid expenses	1,106
Office computers and furniture	544
Other assets:
Deferred financing costs, net	7,111
Distribution received in January (6)	4,752
Other assets	682
$ 249,307

Liabilities:
Debt	$ 616,750
Accounts payable & accrued expenses	33,776
Tenant security deposits	2,489
Other liabilities: derivative liability	1,219
$ 654,234

Other information:
Leased SF to be FFO producing
after 2012, (not in Q4)	229

Straight-line rental revenue Q4	$ 965

Management fee income full year 2012	$ 1,149
Interest income from secured loans	9,798
$ 10,947

Footnotes to the components

(1)	See pages 11 & 29 for definitions and reconciliations
(2)	Includes NOI from 5 acquisitions in 2011 and 2 in 2012
(3)	Adjustment to reflect property NOI for a full quarter in the quarter acquired
(4)	HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI
(5)	Management & other fees are eliminated in consolidation but included on Property NOI
(6)	Liquidating distribution from sale of equity interest (received cash in January)

December 31, 2012	26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2012	27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Funds Available for Distribution (FAD)

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any. FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2012	28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Property Net Operating Income (Property NOI)

Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

December 31, 2012	29

Investor Relations Contact (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com